Van Kampen Focus Portfolios, Series 171

                              Prospectus Supplement

         Notwithstanding anything to the contrary in the prospectus, in addition to the regular concession or agency commission earned by selling firms, during the initial offering period any firm that distributes 500,000 - 999,999 Units will receive additional compensation of $.005 per Unit; any firm that distributes 1,000,000 - 1,999,999 Units will receive $.01 per Unit; any firm that distributes 2,000,000 - 2,999,999 Units will receive $.015 per Unit; and any firm that distributes 3,000,000 Units or more will receive $.02 per Unit. A firm may aggregate Units of a Series A Trust and a Series B Trust of the same industry sector type to qualify for these compensation levels but may not aggregate among different sectors. For example, Units of Internet Trust, Series 16A and Series 16B may be aggregated but Units of Internet Trust, Series 16A may not be aggregated with Units of Pharmaceutical Trust, Series 16B.

August 23, 1999